SECURITIES & EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 5, 2009
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                               RONSON CORPORATION
                               ------------------
             (Exact name of registrant as specified in its charter)


                               RONSON CORPORATION
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             (Exact name of registrant as specified in its charter)

         New Jersey                     1-1031                   22-0743290
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(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)           Identification No.)

     Corporate Park III, Campus Dr., P.O. Box 6707, Somerset, NJ 08875-6707
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             (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code (732) 469-8300
                                                   --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                                                          Page 2

                               RONSON CORPORATION
                                 FORM 8-K INDEX


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   ITEM     1.01   ENTRY INTO MATERIAL DEFINITIVE AGREEMENT..................3

   ITEM     2.03   CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN
                   OBLIGATION UNDER AN OFF-BALANCE ARRANGEMENT OF A
                   REGISTRANT................................................3

   ITEM     9.01   FINANCIAL STATEMENTS AND EXHIBITS.........................3




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ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

(a) On May 5, 2009, Ronson Corporation (the "Company") and its wholly-owned subsidiaries, Ronson Aviation, Inc., Ronson Consumer Products
         Corporation and Ronson Corporation of Canada Ltd. (collectively, the "Borrowers"), further extended its previously reported forbearance agreement (the "Forbearance Agreement") with their principal lender, Wells Fargo Bank, National Association ("Wells Fargo"), under which Wells Fargo has agreed not to assert existing events of default under the Borrowers' credit facilities with Wells Fargo through June 12, 2009, or such earlier date determined under the Forbearance Agreement. The forbearance period may terminate earlier if, among other events, the Borrowers breach the Forbearance Agreement, additional events of default occur under the credit facilities with Wells Fargo or the Borrowers fail actively to pursue alternative financing or divestiture of the Company's aviation division. In connection with such extension, Wells Fargo increased the maximum amount of the Borrowers' credit line, to $2.5 million.

         The foregoing summary set forth in response to this Item 1.01 is qualified by reference to the full text of the agreements attached as
         Exhibit 10.1. The Company's press release issued May 11, 2009 in the form attached as Exhibit 99.1, is incorporated by reference to this
         Item 1.01.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE ARRANGEMENT OF A REGISTRANT

(a) The text of Item 1.01 of this Current Report on Form 8-K is incorporated by reference to this Item 2.03.


Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements based on management's plans and expectations that are subject to uncertainty. Forward-looking statements are based on current expectation of future events. The Company cannot ensure that any forward-looking statement will be accurate. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual events could vary materially from those anticipated. Investors should understand that it is not possible to predict or identify all such factors and should not consider this to be a complete statement of all potential risks and uncertainties. The Company assumes no obligation to update any forward-looking statements as a result of future events or developments.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements: None

(b)      Pro Forma Financial Information: None

(c)      Shell Company Transactions: None

(d)      Exhibits:

         10.1 Third Amendment to Forbearance Agreement dated May 4, 2009 among Ronson Corporation, Ronson Consumer Products Corporation, Ronson Aviation, Inc., Ronson Corporation of Canada Ltd. and Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division, together with Second Amendment to Forebearance Agreement dated April 29, 2009 and Amendment to Forebearance Agreement dated April 24, 2009, each among like parties.

         99.1     Ronson  Corporation Press Release dated May 11, 2009,  "Ronson
                  Corporation    Reports   Extension   of   Lender   Forbearance
                  Agreement".




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                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Ronson Corporation


                                                 By  S/DARYL HOLCOMB
                                                    ---------------------------
                                                    Vice President,
                                                    Chief Financial Officer &
                                                       Controller
Dated:  May 12, 2009